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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 July 20, 1998


              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
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             (Exact name of registrant as specified in its charter)


        Delaware                        333-50445                       13-3411414
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
(State or other jurisdiction      (Commission File Number)     (IRS Employer Identification No.)
      of incorporation)


One New York Plaza, 18th Floor
New York, New York                                              10292-2018
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 (Address of Principal Executive Offices)                       (Zip Code)


                                 (212) 214-1000
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               Registrant's telephone number including area code


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         Attached as Exhibit 99.1 to this Current Report are certain materials ("Computational Materials") furnished to the Registrant by Prudential Securities Incorporated, as representative of Prudential Securities Incorporated and CIBC Oppenheimer Corporation (collectively, the "Underwriters"), in respect of the Prudential Securities Secured Financing Corporation Commercial Mortgage Pass-Through Certificates, Series 1998-C1, Class A-3MF (the "Class A-3MF Certificates"). The Class A-3MF Certificates will be offered pursuant to a Prospectus to be dated on or about July 22, 1998, and a Prospectus Supplement thereto to be dated on or about July 22, 1998 (the Prospectus and the Prospectus Supplement are collectively referred to herein as the "Prospectus") to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act"). The Class A-3MF Certificates are a class of a separate series of securities registered pursuant to the Act under a Registration Statement on Form S-3 (Commission File No. 333-50445)(the "Registration Statement").

         The Computational Materials were prepared by the Underwriters, and the Registrant did not prepare or participate (other than providing to the Underwriters the background information concerning the underlying pool of assets upon which the Computational Materials are based) in the preparation of the Computational Materials.

         Any statements or information contained in these Computational Materials shall be deemed to be modified or superseded for the purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.



ITEM 7.  FINANCIAL STATEMENTS: PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a)     Not applicable.

               (b)     Not applicable

               (c)     Exhibits

                       99.1   Computational Materials of the Underwriters


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PRUDENTIAL SECURITIES SECURED
                                              FINANCING CORPORATION


                                           By:/s/ Vincent T. Pica II
                                              --------------------------------
                                              Vincent T. Pica II
                                              President


DATED:  July 17, 1998


                                       3
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                                 EXHIBIT INDEX

Exhibit No.             Description of Exhibit
-----------             ----------------------
     99.1               Computational Materials of the Underwriters*


                        *Filed under cover of Form SE


                                       4